PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
Property, plant, and equipment primarily consists of hospitality assets such as Center Parcs UK, a portfolio of extended-stay hotels in the United States and a hotel at IFC Seoul.

The following table presents the useful lives of each hospitality asset by class:

Hospitality assets by class	Useful life (in years)
Building and building improvements	5 to 50 +
Land improvements	15
Furniture, fixtures and equipment	3 to 10

Hospitality properties are accounted for under the revaluation model with revaluation to fair value performed annually at December 31. Significant unobservable inputs (Level 3) in estimating hospitality property values under the revaluation method include estimates of replacement cost and estimates of remaining economic life.

Hospitality properties with a fair value of approximately $2.9 billion (December 31, 2019 - $2.8 billion) are situated on land held under leases or other agreements largely expiring after the year 2065.

In the first half of 2020, the hospitality sector within the LP Investments segment had the most immediate and acute impact from the shutdown as the majority of the partnership’s hospitality investments were closed, and currently remain closed or are operating a reduced occupancy, either as a result of mandatory closure orders from various government authorities or due to severe travel restrictions. As a result of these closures, the partnership identified impairment indicators and performed impairment tests for each of the partnership’s hospitality investments based on revised cash flows and valuation metrics. For the twelve months ended December 31, 2020, the partnership recognized impairment of its property, plant and equipment of $273 million, of which $179 million relates to the Atlantis prior to deconsolidation of the investment. The recoverable amount of the Atlantis of $1,962 million was determined based on a value-in-use approach, which reflected a reduction in estimated operating cash flows as a result of the closure of Atlantis due to the shutdown, using a terminal capitalization rate of 7% and a discount rate of 9%. The impairment was recorded as a reduction in the revaluation surplus included in other comprehensive income.

In the third quarter of 2020, the partnership completed the recapitalization of the Atlantis with a consortium of investors who made a total commitment of $300 million in the form of preferred equity. The partnership committed to 41.5% of the total commitment, of which $54 million is unfunded as of December 31, 2020. An affiliate of Brookfield Asset Management committed to 41.5% and the remaining 17% was committed by third party investors. In connection with the recapitalization, the partnership and the affiliate of Brookfield Asset Management were granted equal approval rights which resulted in a change of control. The partnership deconsolidated its investment in the Atlantis and now accounts for its interest under the equity method (refer to Note 5, Equity Accounted Investments). The partnership recognized a gain on loss of control of $62 million in fair value (losses) gains, net.

The following table presents the change to the components of the partnership’s hospitality assets from the beginning of the year:

(US$ Millions)	Dec. 31, 2020	Dec. 31, 2019
Cost:
Balance, beginning of year	$7,246	$7,461
Accounting policy change(1)	—	122
Additions	164	387
Disposals	(75)	(52)
Foreign currency translation	142	98
Impact of deconsolidation due to loss of control and other(2)	(1,902)	(770)
	5,575	7,246
Accumulated fair value changes:
Balance, beginning of year	1,343	1,049
Revaluation (losses) gains, net (3)(4)	(130)	301
Impact of deconsolidation due to loss of control and other(2)	(729)	(7)
Disposals	13	—
Provision for impairment(3)	(15)	—
Foreign currency translation	6	—
	488	1,343
Accumulated depreciation:
Balance, beginning of year	(1,311)	(1,004)
Depreciation	(306)	(329)
Disposals	28	30
Foreign currency translation	(25)	(15)
Impact of deconsolidation due to loss of control and other(2)	786	7
	(828)	(1,311)
Total property, plant and equipment(5)	$5,235	$7,278
(1)The prior year includes the impact of the adoption of IFRS 16 through the recognition of right-of-use assets. See Note 2, Summary of Significant Accounting Policies for further information.
(2)The prior year includes the impact of the deconsolidation of BSREP III investments. See Note 3, Investment Properties for further information. The current year includes the impact of deconsolidation of the Atlantis.
(3)The current year impairment losses were recorded in revaluation losses, net in other comprehensive income and fair value (losses) gains, net in the income statement, which was a result of the impairment test performed on each of the partnership’s hospitality investments from the impact of the shutdown as discussed above.
(4)Revaluation (losses) gains, net includes $258 million of impairment losses offset by $128 million of revaluation gains.
(5)Includes right-of-use assets of $164 million (December 31, 2019 - $175 million).